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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

       Date of Report (Date of Earliest Event Reported): December 6, 2005

                         Global Aircraft Solutions, Inc.
                         -------------------------------
               (Exact Name of Registrant as Specified in Charter)

         Nevada                    000-28575                   84-1108499
         ------                    ---------                   ----------
       (State of                (Commission File             (IRS Employer
     Incorporation)                  Number)               Identification No.)

                                    P.O. Box
                             23009 Tucson, AZ 85734
                     --------------------------------------
                    (Address of principal executive offices)

                                 (520) 294-3481
                -------------------------------------------------
              (Registrant's telephone number, including area code)


                       Renegade Venture (NEV.) Corporation
           ----------------------------------------------------------
          (Former Name or Former Address if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

   |_| Written communications pursuant to Rule 425 under the Securities Act
       (17 CFR 230.425)

   |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
       (17 CFR 240.14a-12)

   |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

   |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-14(c).

ITEM 7.01. Regulation FD Disclosure

On December 6, 2005, Global Aircraft Solutions, Inc. (the "Company") will make an investor presentation in Dallas, Texas. A copy of this presentation is attached hereto as Exhibit 99.1. This information is furnished for purposes of Regulation FD.

The information contained herein and in the accompanying Exhibit shall not be incorporated by reference into any filing of the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference to such filing. The information furnished in this report on Form 8-K, including Exhibit 99.1, shall be deemed to be "furnished" and therefore shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 ("Exchange Act"), or otherwise subject to the liabilities of that section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended. This information will not be deemed an admission as to the materiality of any information contained herein that is required to be disclosed solely by regulation FD.


ITEM 9.01. Financial Statements and Exhibits



(c)   Exhibits

Exhibit No.                                     Document
----------        --------------------------------------------------------------

99.1              Global Aircraft Solutions, Inc.  December 6, 2005 Investor
                  Presentation









                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 6, 2005
                                         Global Aircraft Solutions, Inc.
                                         (Registrant)
                                    By:  /s/ John Sawyer
                                         --------------------------------------
                                         Name:   John Sawyer
                                         Title:  President